JULY 2002 MODIFICATION AGREEMENT

     This MODIFICATION AGREEMENT (hereinafter the "Modification") dated as of July 19, 2002, by and between

                    THE A CONSULTING  TEAM, INC., a New York
                    corporation with its principal executive
                    office and  principal  place of business
                    at 200 Park  Avenue  South,  Suite 1501,
                    New York,  New York  10003  (hereinafter
                    called "TACT") and INTERNATIONAL  OBJECT
                    TECHNOLOGY,    INC.,    a   New   Jersey
                    corporation with its principal executive office and principal place of business to be at 67 Walnut Street, Suite 308, Clark, New Jersey 07060, Attn: Shmuel Ben Tov (hereinafter called "IOT"), TACT and IOT being hereinafter collectively referred to as "BORROWER"

                                       and

                    KELTIC FINANCIAL PARTNERS, LP, a limited partnership organized and existing under the laws of the State of Delaware with offices at 555 Theodore Fremd Avenue, Suite C207, Rye, New York 10580 (being hereinafter referred to as "LENDER")

                                 WITNESSES THAT:

     (1) WHEREAS, TACT and LENDER entered into a certain Loan and Security Agreement dated as of June 27, 2001, as amended by an instrument of modification dated as of March 25,2002 and entitled "First Amendment to the Loan and Security Agreement" (such June 27, 2001 Loan and Security Agreement as so amended being hereinafter collectively referred to in this Modification as the "2001 Loan Agreement");

     (2) WHEREAS, pursuant to the 2001 Loan Agreement, TACT received approval to receive the benefits of a $4,000,000 revolving line of credit facility (such facility being called the "Revolving Loan" in the 2001 Loan Agreement and such term to have the same meaning herein that it has in the 2001 Loan Agreement);

     (3) WHEREAS, in order to secure TACT's payment and performance obligations under the 2001 Loan Agreement (including, without limitation, increases in the amount of the Revolving Loan), TACT provided LENDER with the Collateral as more fully defined and set forth in the 2001 Loan Agreement;

     (4) WHEREAS, in order to provide notice of the security interests in the Collateral given by TACT to LENDER under the 2001 Loan Agreement, there have been filed the following UCC-1 Financing Statements:

          (a) UCC-l Financing Statement #125608 filed in the Office of the New York Secretary of State on June 28,2001, against TACT (as debtor) under its name "THE A CONSULTING TEAM, INC.", and in favor of LENDER (as secured party), and amended by UCC-3 Financing Statement #232962 (Partial Release of Equipment collateral) filed in the Office of the New York Secretary of State on November 28, 2001;

          (b) UCC-l Financing Statement #01 PN 32827 filed in the Office of the City Register of New York County (New York) on July 3, 2001, against TACT (as debtor) under its name "THE A CONSULTING TEAM, INC.", and in favor of LENDER (as secured party);

          (c) UCC-1 Financin2 Statement #2052495 filed in the Office of the Department of Revenue (New Jersey Secretary of State) on June 29, 2001, against TACT (as debtor) under its name THE A CONSULTING TEAM, INC.", and in favor of LENDER (as secured party);


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

     (5) WHEREAS, in order to further secure TACT's payment and performance obligations under the 2001 Loan Agreement, LENDER received, among other things, the following guaranties and/or support and/or security agreements:

          (a) a certain single instrument entitled "Guaranty of Payment and Performance" (the "Individual Guaranty") dated as of June 27,2001 and given to LENDER by SHMUEL BEN TOV (the "Individual Guarantor");

          (b) a certain single instrument entitled "Pledge Security Agreement" (the "Pledge Agreement") dated as of June 27, 2001 and given to LENDER by the Individual Guarantor;

          (c) a certain single instrument entitled "Validity and Support Agreement" (the "Validity and Support Agreement") dated as of June 27, 2001 and given to LENDER by the Individual Guarantor (in such capacity sometimes called the "Support Guarantor" and/or the "Validity Guarantor" in the 2001 Loan Agreement, both such terms "Support Guarantor" and the "Validity Guarantor" being included within the term "Individual Guarantor" as used in this Modification);

          (d) a certain single instrument entitled "Guaranty of Payment and Performance" (the "Corporate Guaranty") dated as of June 27,2001 and given to LENDER by TACT SOFTWARE, INC. (the "Corporate Guarantor");

          (e) a certain single instrument entitled "General Security Agreement" (the "Security Guaranty") dated as of June 27, 2001 and given to LENDER by the Corporate Guarantor;

     (6) WHEREAS, in order to provide notice of the security interests in the collateral given by the Individual Guarantor to LENDER under the Pledge Agreement, there have been filed the following UCC-1 Financing Statements:

          (a) UCC-1 Financing Statement #125611 filed in the Office of the New York Secretary of State on June 28, 2001, against the Individual Guarantor (as debtor) under his name "BEN TOV, SHMUEL", and in favor of LENDER (as secured party);

          (b) UCC-1 Financing Statement #41183-0221 filed in the Office of the Clerk of Westchester County (New York) on July 2, 2001, against the Individual Guarantor (as debtor) under his name "BEN TOV, SHMUEL" and in favor of LENDER (as secured party);

     (7) WHEREAS, in order to secure the Corporate Guarantor's payment and performance obligations under the Corporate Guaranty and the Security Agreement, the Corporate Guarantor provided LENDER with the Collateral as more fully defined and set forth in the Security Agreement;

     (8) WHEREAS, as permitted by Section 14.20 of the 2001 Loan Agreement, the Corporate Guarantor has been dissolved and is no longer active or in existence;

     (9) WHEREAS, TACT has requested that LENDER modify the 2001 Loan Agreement and the documents related thereto in the following manner:

          (a) TACT has requested that LENDER modify the 2001 Loan Agreement so that TACT will be permitted to acquire the stock of IOT pursuant to the terms and conditions of a certain Stock Purchase Agreement dated as of June 28, 2002 (the "Stock Purchase Agreement");

          (b) TACT has requested that LENDER modify the 2001 Loan Agreement so that TACT will be permitted to pay the $650,000 balance owed under the Stock Purchase Agreement on a non-interest bearing basis and in accordance with the following four non-interest-bearing principal installments: the sums of $140,000, $210,000, $100,000 and $200,000 to be made, respectively, on the 45th day after the date hereof, August 12, 2002, April 1, 2003, April 1, 2004 and January 2, 2005;

          (c) TACT has requested that LENDER modify the 2001 Loan Agreement so that TACT will be permitted to pay scheduled payments due on debt of 153,545.00 (the "Permitted Zielczynski Debt") owed to Piotr a/k/a Peter Zielczynski ("Zielczynski"), payable at the rate of $5,000 per month (plus interest thereon);

          (d) TACT has requested that LENDER modify the 2001 Loan Agreement so that, after giving effect to TACT's acquisition of the stock of IOT pursuant to the Stock Purchase Agreement, those Receivables of such


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

               entity which would otherwise be considered "Eligible Receivables" for lending purposes under the 2001 Loan Agreement be deemed "Eligible Receivables" for purposes of the 2001 Loan Agreement;

          (e) TACT has requested that LENDER modify the 2001 Loan Agreement so that TACT may purchase as treasury stock up to $200,000 of its own stock using proceeds from a $439,000 federal tax refund which TACT has received;

          (f) TACT has requested that LENDER modify the 2001 Loan Agreement so that the "Core EBITDA" covenant set forth therein be modified;

          (g) TACT has requested that LENDER modify the Individual Guaranty so that the Individual Guarantor's maximum liability thereunder would be reduced from $1,000,000 to $400,000 and upon satisfaction of certain conditions released; and

          (h) TACT has requested that LENDER modify the Pledge Agreement so that the "Pledge Amount" as defined in Section I.A.10 thereof would be reduced from $700,000 to $350,000 and upon satisfaction of certain conditions released;

     (10) WHEREAS, TACT has requested that LENDER reflect all the foregoing modifications by a written amendment (i.e., this Modification) of the 2001 Loan Agreement;

     (11) WHEREAS, LENDER is willing to do the foregoing, but only if the conditions contained in this Modification are satisfied, such conditions expressly including the condition that TACT and IOT each be considered the "BORROWER" under the 2001 Loan Agreement, on a joint and several basis, each having joint and several liability for the payment and the performance of the Obligations defined therein;

     (12) WHEREAS, in order to induce LENDER to enter into this Modification, TACT and IOT are willing to execute this Modification and comply with the provisions hereof; and

     (13) WHEREAS, TACT and IOT each represents that its execution of this Modification and its performance of the covenants and terms contained herein will inure to its economic benefit and will be in furtherance of its corporate purposes;

     NOW, THEREFORE, in consideration of the premises and the covenants contained in this Modification and for other good and valuable consideration, TACT, IOT and LENDER do hereby agree as follows:

                                    ARTICLE I

                      AMENDMENT OF THE 2001 LOAN AGREEMENT

     1.1 Unless otherwise specifically defined herein, all terms defined in
Article I of the 2001 Loan Agreement shall have the same meanings herein as those given therein.

     1.2 Any time the term "Agreement" appears in the 2001 Loan Agreement, that term shall collectively mean the following:

          (a) the June 27, 2001 Loan and Security Agreement; as heretofore amended by

          (b) that certain instrument of modification dated as of March 25,2002 and entitled "First Amendment to the Loan and Security Agreement"; as amended by

          (c)  this Modification; as amended by

          (d) any other extensions, modifications, or amendments made from time to time hereafter.

     1.3 Any time the term "Borrower" appears in the 2001 Loan Agreement, that term shall collectively mean both TACT and IOT (it being intended that, on and after the date hereof,


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

TACT and IOT shall be co-Borrowers under the 2001 Loan Agreement and each shall have joint and several liability for the payment and performance of all Obligations as defined therein).

     1.4 Any time the term "Collateral" appears in the 2001 Loan Agreement, that term shall mean all of the property and interests of TACT and IOT in the property described in Article 5 of the 2001 Loan Agreement, except as set forth in Article 5(J), and all other personal Property of TACT and IOT and interests of TACT and IOT in personal Property that now or hereafter secures the payment and performance of any of the Obligations pursuant to any of the Loan Documents or otherwise, including, without limitation, any proceeds and insurance proceeds of the foregoing, it being understood that both TACT and IOT are now providing "Collateral" under the 2001 Loan Agreement.

     1.5 Any time the term "Revolving Note" appears in the 2001 Loan Agreement, that term shall collectively mean all of the following (it being intended that, on and after the date hereof, the Revolving Note defined in Section 1.54 and described in Section 2.5 of the 2001 Loan Agreement shall consist of BORROWER's substitute "master" Restated and Amended Revolving Note dated as of even date herewith [such substitute "master" Restated and Amended Revolving Note being more fully described in Article II below] and all extensions, modifications, refinancings, renewals, substitutions, replacements and/or redatings thereof and by records of LENDER):

          (a) BORROWER's "master" Restated and Amended Revolving Note dated as of even date herewith; and

          (b) any extensions, modifications, refinancings, renewals, substitutions, replacements and/or redatings of such "master" Restated and Amended Revolving Note made from time to time hereafter; and

          (c) the records of LENDER described in Section 1.7 of this Modification.

     1.6 Section 1.15 of the 2001 Loan Agreement is hereby amended so that, effective the date hereof, said Section 1.15 shall now provide as follows (it being intended by such amendment to reflect the fact that, effective the date hereof, the definition of "Core EBITDA" has been amended to reflect TACT's acquisition of the stock of IOT pursuant to the terms and conditions of the Stock Purchase Agreement):

               1.15 "Core EBITDA" shall mean the
          consolidated total income of THE A CONSULTING TEAM, INC., and its subsidiaries (including INTERNATIONAL OBJECT TECHNOLOGY, INC.), excluding, however, any income/loss attributable to Always-On Software, Inc., and Methoda, Ltd., whether by ownership or otherwise) before interest expense, Collateral Management Fee, Facility Fee, loan modification fee of $20,000, taxes, depreciation, any non-cash writedowns of goodwill and amortization (other than any writeoffs occurring after April 1, 2001 with respect to any assets other than trade Receivables owned by THE A CONSULTING TEAM, INC., and INTERNATIONAL OBJECT TECHNOLOGY, INC., on the date hereof), all calculated in accordance with Generally Accepted Accounting Principles.

     1.7 Section 2.5 of the 2001 Loan Agreement is hereby amended so that, effective the date hereof, said Section 2.5 shall now provide as follows (it being intended by such amendment to reflect the fact that, effective the date hereof, the records of LENDER shall also evidence the outstanding amount of the Revolving Loan):

               2.5 Evidence of Borrower's Obligations.

                    (a) Borrower's joint and several
               obligation to pay principal of, and interest on, the Revolving Advances made to Borrower shall be evidenced by the Revolving Note executed by Borrower and delivered to Lender, as such note may from time to time be extended, modified, refinanced, renewed, substituted, replaced and/or redated with the written consent of Lender.

                    (b) In addition to being evidenced by
               the Revolving Note, all Revolving Advances made by Lender under the Revolving Loan and all interest due on the Revolving Loan and all other


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

               amounts due under the Revolving Loan and this Agreement and all payments made on account of principal and/or interest and/or such other amounts may be entered by Lender on its records. The aggregate unpaid principal and/or interest and/or other amounts entered and shown on Lender's records shall further evidence the principal and/or interest and/or other amounts owing and unpaid on the Revolving Loan and this Agreement.

                    (c) Lender may from time to time render
               a statement of the aforementioned records. If Borrower fails to object to the statement within thirty (30) days after it is received by Borrower, it shall be deemed to be an account stated and binding upon Borrower, absent manifest error. Notwithstanding the foregoing, Lender's failure to enter on such records the date and amount of any Revolving Advance or unpaid interest or other amounts shall not, however, limit or otherwise affect the obligations of Borrower under this Agreement to repay the principal amount of the Revolving Advances made by Lender to Borrower under the Revolving Loan, together with all interest accruing and other amounts due thereon.

     1.8 (a) Section 15.1 of the 2001 Loan Agreement is hereby amended by LENDER's hereby giving its consent to TACT's acquisition of the stock of IOT pursuant to the terms and conditions of the Stock Purchase Agreement, including those provisions which require TACT to be indebted to the sellers under the Stock Purchase Agreement (such sellers being set forth on Schedule "A" attached hereto and hereinafter the "Sellers") in an amount not exceeding $650,000, payable on a non-interest-bearing deferred basis (except in the event of a default in which case interest shall accrue at the rate of 5% per annum on the principal amount subject to such default), but only to the extent that the repayment of such $650,000 has been subordinated to the payment of the Obligations pursuant to the terms of a Subordination Agreement dated on or about even date herewith (the "Sellers' Subordination Agreement").

          (b) Section 15.1 of the 2001 Loan Agreement is hereby further amended by LENDER's hereby giving its consent to TACT's becoming indebted to Zielczynski in the amount of the Permitted Zielczynski Debt, payable with interest on a deferred basis, but only to the extent that the repayment of the Permitted Zielczynski Debt has been subordinated to the payment of the Obligations pursuant to the terms of a Subordination Agreement ("Zielczynski's Subordination Agreement") dated on or about even date herewith.

     1.9 Section 15.2 of the 2001 Loan Agreement is hereby amended by (a) LENDER's hereby giving its consent to TACT's acquisition of the stock of IOT pursuant to the terms and conditions of the Stock Purchase Agreement and (b) LENDER's agreement that TACT's aforesaid acquisition of the stock of IOT is not a violation of such section

     1.10 Section 15.23 of the 2001 Loan Agreement is hereby amended so that, effective the date hereof, said Section 15.23 shall now provide as follows (it being intended by such amendment to reflect the fact that, effective the date hereof the definition of Core EBITDA covenants have been amended to reflect TACT's acquisition of the stock of IOT):

                    15.23 Core EBITDA. Shall maintain Core
               EBITDA of no less than the amounts set forth below, tested quarterly at the end of each calendar quarter during the periods set forth below:

                 Amount                                 Time Period
                 ------                                 -----------

               $100,000.00                       From January 1, 2002 through
                                                 and including March 31, 2002

               $200,000.00                       From January 1, 2002 through
                                                 and including June 30, 2002

               $400,000.00                       From January 1, 2002 through
                                                 and including September 30,
                                                 2002


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

               $600,000.00                       From January 1, 2002 through
                                                 and including December 31,
                                                 2002

               $200,000.00                       From January 1, 2003 through
                                                 and including March 31, 2003

               $400,000.00                       From January 1, 2003 through
                                                 and including June 30, 2003

               $600,000.00                       From January 1, 2003 through
                                                 and including September 30,
                                                 2003

               $900,000.00                       From January 1, 2003 through
                                                 and including December 31,
                                                 2003

               $300,000.00                       From January 1, 2004 through
                                                 and including March 31, 2004
                                                 and at all times thereafter

     1.11 The 2001 Loan Agreement is hereby amended by the addition of a new section, Section 15.26, SO as to provide as follows (it being intended by such amendment to reflect the fact that, effective the date hereof, TACT may not make payments owed to the Sellers under the Stock Purchase Agreement if, after giving effect to such payments, an Event of Default will occur under the 2001 Loan Agreement):

                    15.26 Stock Purchase Agreement. Shall
               not make payments remaining owing under that certain Stock Purchase Agreement dated as of June 28, 2002 (the "Stock Purchase Agreement") pursuant to which THE A CONSULTING TEAM, INC., has acquired the stock of International Object Technology, Inc. (a) if an Event of Default exists and is continuing at the time of any such payment (not including any technical or reporting defaults as to which any applicable cure period has not yet expired) or (b) if, after giving effect to any such payment, Borrower would fail to have a positive borrowing base availability.

     1.12 The 2001 Loan Agreement is hereby amended by the addition of a new section, Section 15.27, so as to provide as follows (it being intended by such amendment to reflect the fact that, effective the date hereof, TACT may not make payments owed to Zielczynski under the Permitted Zielczynski Debt if, after giving effect to such payments, an Event of Default will occur under the 2001 Loan Agreement):

                    15.27 Permitted Zielczynski Debt. Shall
               not make payments remaining owing to Piotr a/k/a Peter Zielczynski ("Zielczynski") under that certain Promissory Note dated as of July 19, 2002 (the "Permitted Zielczynski Debt")
               (a) if an Event of Default exists and is continuing at the time of any such payment (not including any technical or reporting defaults as to which any applicable cure period has not yet expired) or (b) if, after giving effect to any such payment, Borrower would fail to have a positive borrowing base availability.

     1.13 Section 19.1 of the 2001 Loan Agreement is hereby amended by the addition of a new subsection (o) and a new subsection (p) which provide as follows (it being intended by such amendment to reflect the facts that TACT's making payments under the Stock Purchase Agreement is not an Event of Default under the 2001 Loan Agreement so long as such payments are permitted under the Sellers' Subordination Agreement and TACT's making payments under the Permitted Zielczynski Debt is not an Event of Default under the 2001 Loan Agreement so long as such payments are permitted under Zielczynski's Subordination Agreement):

                    (o) if Borrower makes any payment under
               the Stock Purchase Agreement which violates or would cause a violation of Section 15.26.

                    (p) if Borrower makes any payment under
               the Permitted Zielczynski Debt which violates or would cause a violation of Section 15.27.


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

                         ARTICLE II

      RESTATEMENT/AMENDMENT OF "MASTER" REVOLVING NOTE

     2.1 (a) BORROWER agrees to execute on the date hereof a new "master" revolving note evidencing the amendments to the Revolving Loan and the Loan Documents which are made and effected by this Modification.

     (b) Such restated and amended "master" Revolving Note is the Restated and Amended Revolving Note referenced in Article I of this Modification and, on and after the date hereof, shall constitute the Revolving Note described in Section
2.5 of the 2001 Loan Agreement and, together with the records of LENDER, shall evidence BORROWER's obligation to pay any advances now or hereafter outstanding under the Revolving Loan.

     (c) Such Restated and Amended Revolving Note restates, replaces and substitutes for the Revolving Note executed by BORROWER and dated as of June 27, 2001.

                                   ARTICLE III

                                  MISCELLANEOUS

     3.1 To the extent necessary, the 2001 Loan Agreement is hereby amended to allow TACT to purchase as treasury stock up to $200,000 of its own stock using proceeds from a $439,000 federal tax refund which TACT has received.

     3.2 On and after the date hereof, the rights and obligations of LENDER and BORROWER shall be determined by reference to the 2001 Loan Agreement as now amended by this Modification and as amended from time to time hereafter.


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

     3.3 All of the Loan Documents described and defined in the 2001 Loan Agreement shall be deemed to be amended in a manner consistent hereto and conforming herewith.

     3.4 On and after the date hereof, the rights and obligations of LENDER and BORROWER shall be determined by reference to the 2001 Loan Agreement and the Loan Documents described and defined therein as all have been amended by this Modification and as amended from time to time hereafter.

     3.5 (a) In order to induce LENDER to enter into this Modification and to perform its obligations hereunder, TACT reaffirms except as set forth on Exhibit "A" attached hereto (said exhibit representing updates of Schedules attached to the 2002 Loan Agreement) all of the representations and warranties which TACT made to LENDER in the 2001 Loan Agreement. Except as set forth on Exhibit "A" attached hereto, all such representations and warranties remain true and accurate as of the date hereof. All such representations and warranties shall survive the execution and delivery of this Modification.

     (b) In order to induce LENDER to enter into this Modification and to perform its obligations hereunder, IOT hereby gives to LENDER the same representations and warranties (as qualified by the applicable disclosure schedules thereto) which IOT made to TACT in the Stock Purchase Agreement as if each such representation and warranty were set forth herein. All such representations and warranties (as so qualified by the aforementioned disclosure schedules) remain true and accurate as of the date hereof All such representations and warranties shall survive the execution and delivery of this Modification.

     3.6 As a condition of this Modification, BORROWER shall deliver to LENDER:

          (a) this Modification;


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

          (b)  the Restated and Amended Revolving Note;

          (c)  corporate resolutions of TACT;

          (d)  corporate resolutions of IOT;

          (e) UCC-1 Financing Statements which IOT authorizes LENDER to prepare and file;

          (f) the Consent of the Individual Guarantor, the Support Guarantor and the Validity Guarantor, together with his reaffirmation and modification of the Individual Guaranty, his reaffirmation and modification of the Pledge Agreement and his reaffirmation of the Validity and Support Agreement;

          (g) TACT's certification as to a true and complete copy of the Stock Purchase Agreement;

          (h) TACT's certification as to a true and complete copy of the note evidencing the Permitted Zielczynski Debt;

          (i) the Sellers' Subordination Agreement with copy of Stock Purchase Agreement attached thereto as Exhibit "A";

          (j) Zielczynski's Subordination Agreement with his promissory note attached thereto as Exhibit "A";

          (k) TACT's certification as to copies of all due diligence searches and reports obtained by TACT against IOT relating to good standing, qualifications to do business, UCC Financing Statements, liens and judgments of record, it being understood that the UCC held by Sovereign Bank and filed on June 28, 1999 with the Department of Revenue in the Office of the New Jersey Secretary of State will be forthwith terminated;

          (l) the certification of TACT and IOT that the transactions contemplated by the Stock Purchase Agreement and the transaction underlying TACT's incurrence of the Permitted Zielczynski Debt have been completed and that TACT is the sole owner of the issued and outstanding shares of stock of IOT; and

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

          (m) an opinion of BORROWER's and IOT's counsel in form satisfactory to LENDER.

     3.7 (a) BORROWER agrees that, as of the close of business on June 20,2002, there is now due and outstanding on the 2001 Loan Agreement the principal sum of $1,709,642.32 is due in cash borrowings under the Revolving Loan (accrued interest for the month of May 2002 having been paid in full).

     (b) BORROWER agrees that there exist no defenses, setoffs, recoupments, counterclaims or any other claims or charges against the amounts due to LENDER under the Revolving Loan or the 2001 Loan Agreement.

     (c) BORROWER agrees that there exist no claims or charges against any actions or inactions of LENDER in extending the 2001 Loan Agreement or m making disbursements under the 2001 Loan Agreement or in otherwise administering the 2001 Loan Agreement.

     3.8 EXCEPT AS SPECIFICALLY SET FORTH IN THIS MODIFICATION, NOTHING IN THIS MODIFICATION IS INTENDED TO IN ANY WAY ALTER OR EFFECT THE TERMS AND PROVISIONS OF THE 2001 LOAN AGREEMENT, INCLUDING BUT NOT LIMITED TO BORROWER'S PAYMENT AND PERFORMANCE OF THE REVOLVING LOAN AND THE VARIOUS PROVISIONS CONTAINED IN ALL OF THE FOREGOING.

     3.9 NOTHING IN THIS MODIFICATION IS INTENDED TO IN ANY WAY RELEASE OR LESSEN THE COLLATERAL GIVEN TO SECURE THE PAYMENT AND THE PERFORMANCE OF THE 2001 LOAN AGREEMENT, THE REVOLVING LOAN AND THE OTHER OBLIGATIONS. RATHER THIS MODIFICATION IS INTENDED TO INCREASE THE COLLATERAL GIVEN TO SECURE THE PAYMENT AND THE PERFORMANCE OF THE


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

2001 LOAN AGREEMENT, THE REVOLVING LOAN AND THE OTHER OBLIGATIONS BY THE INCLUSION OF COLLATERAL NOW GIVEN BY IOT TO LENDER.

     3.10 No later than July 22,2002, BORROWER shall pay LENDER a fee of $20,000 for its execution of this Modification.

     3.11 BORROWER shall pay the legal and all due diligence expenses of LENDER for the preparation of this Modification.

     3.12 ALL OBLIGATIONS OF TACT AND IOT UNDER THE 2001 LOAN AGREEMENT AND THE OTHER DOCUMENTS REFERRED TO THEREIN ARE JOINT AND SEVERAL IN ALL RESPECTS. IOT IS A PARTY TO SUCH DOCUMENTS AS IF IT WAS ORIGINALLY SIGNATORY THERETO.

     3.13 This Agreement maybe executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                    THIS IS THE LAST PAGE OF THIS INSTRUMENT.

                      THE NEXT PAGE IS THE SIGNATURE PAGE.

     IN WITNESS WHEREOF, TACT, IOT and LENDER have caused this Modification Agreement to be executed by their respective duly authorized officers on date and year first above written.

ATTEST:                                 THE A CONSULTING TEAM, INC.

/s/ Richard D. Falcone                  By: /s/ Shmuel BenTov
-----------------------------------        -------------------------------------
                                           Shmuel BenTov, Chief Executive
                                           Officer


ATTEST:                                 INTERNATIONAL OBJECT
                                        TECHNOLOGY, INC.

/s/ Richard D. Falcone                  By: /s/ Shmuel BenTov
-----------------------------------        -------------------------------------
                                           Shmuel BenTov, Chief Executive
                                           Officer


                                        KELTIC FINANCIAL PARTNERS, LP
                                        By: KELTIC FINANCIAL SERVICES LLC
                                        its general partner

                                        By: /s/ Robert N. Laughlin
                                           -------------------------------------
                                           Managing Member

The A Consulting Team, Inc. shall furnish to the Commission upon request any schedule or exhibit omitted from this filing.